UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
SANUWAVE Health, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

SANUWAVE HEALTH, INC.

2025 Annual Meeting
Vote by August 18, 2025
11:59 PM ET

SANUWAVE

SANUWAVE HEALTH, INC.
11495 VALLEY VIEW ROAD
EDEN PRAIRIE, MN 55344

V76360-P35795

You invested in SANUWAVE HEALTH, INC. and it's time to vote!

This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 19, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 5, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

August 19, 2025
10:00 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/SNWV2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Morgan Frank 02) Gregory Bazar 03) Jeffrey Blizard 04) Ian Miller 05) James Tyler	For
2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3.	To approve an amendment to the SANUWAVE Health, Inc. 2024 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan by 500,000 shares.	For
4.	To approve, in an advisory, non-binding vote, the compensation paid to our named executive officers.	For
5.	To approve, in an advisory, non-binding vote, the frequency of future votes on the compensation paid to our named executive officers.	1 Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V76361-P35795